Exhibit 10.14

Waterfront Place 1 Eagle Street Brisbane QLD 4000 GPO Box 9925 QLD 4001 Tel (07) 3228 9333 Fax (07) 3228 9444 www.corrs.com.au

Sydney

Melbourne

Brisbane

Perth

Audeo Oncology, Inc.

Deed Poll

6897589/6

© Corrs Chambers Westgarth

Contents

1 Interpretation	1

1.1 Definitions	1

1.2 Construction	2

1.3 Headings	2

2 Nature of this deed poll	2

3 Conditions precedent and termination	2

3.1 Conditions precedent	2

3.2 Termination	2

3.3 Consequences of termination	3

4 Certificate in relation to conditions	3

5 Audeo Oncology obligations	3

5.1 Performance of obligations generally	3

5.2 Obligation to update Audeo Oncology Register	3

5.3 Confirmation dispatch of holding statements and transaction confirmations	4

6 Audeo Oncology Warrants	5

7 Representations and warranties	5

8 Continuing obligations	6

9 Stamp duty	6

10 Notices	6

10.1 General	6

10.2 How to give a Notice	6

10.3 Particulars for delivery of Notices	6

10.4 Communications by post	7

10.5 Communications by fax	7

10.6 After hours communications	7

10.7 Process service	7

11 General	7

11.1 Waiver	7

11.2 Cumulative rights	8

11.3 Amendment	8

11.4 Assignment	8

11.5 Severability	8

11.6 Further assurances	8

11.7 Governing law and jurisdiction	8

6897589/65633423/12

Schedule 1 – Audeo Oncology Warrant terms	9

Schedule 2 – Investors	15

6897589/6	page ii

Dated                          August 2012

By

Audeo Oncology, Inc. of 100 Pine Street, Suite 2040, San Francisco, California 94111 (Audeo Oncology)

in favour of each Scheme Shareholder and Investor.

Background

A	The directors of Alchemia Limited (Alchemia) consider that it is in the interests of Alchemia and Alchemia’s Shareholders that Alchemia Shareholders consider the Scheme. The directors of Alchemia have therefore resolved that Alchemia propose the Scheme.

B	Audeo Oncology and Alchemia have entered into the Demerger Implementation Agreement.

C	Audeo Oncology is entering into this document for the purpose of covenanting in favour of Scheme Shareholders and the Investors to:

(a)	perform its obligations under the Scheme; and

(b)	issue the Audeo Oncology Warrants to the Investors in accordance with their terms.

Declarations

1	Interpretation

1.1	Definitions

In this document:

(a)	Audeo Oncology Warrant means an option to subscribe for Audeo Oncology Shares on the terms and conditions set out in schedule 1;

(b)	First Tranche Shares means the total number of Alchemia Shares available for placement under the first tranche of the Placement;

(c)	Investors means the persons and entities who have a right to receive Audeo Oncology Warrants as set out in schedule 2;

(d)	Listing means the listing of Audeo Oncology on a securities exchange;

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(e)	Placement means the Alchemia institutional placement capital raising in November 2011 to be undertaken in two tranches;

(f)	Second Tranche Shares means the balance of Alchemia Shares to be issued under the Placement; and

(g)	words and phrases defined in the Scheme have the same meaning in this document unless the context requires otherwise.

1.2	Construction

The rules specified in clause 1.2 of the Scheme apply in interpreting or construing this document, unless the context requires otherwise.

1.3	Headings

Headings do not affect the interpretation of this document.

2	Nature of this deed poll

Audeo Oncology acknowledges that:

(a)	this document may be relied on and enforced by any Scheme Shareholder or Investor in accordance with its terms, even though the Scheme Shareholders and Investors are not party to it; and

(b)	under the Scheme, each Scheme Shareholder irrevocably appoints Alchemia and any of Alchemia’s directors as its agent and attorney, inter alia, to enforce this document against Audeo Oncology.

3	Conditions precedent and termination

3.1	Conditions precedent

The obligations of Audeo Oncology in respect of the Scheme pursuant to this document are subject to the Scheme becoming Effective and the satisfaction of the Condition Subsequent by the End Date.

3.2	Termination

If:

(a)	the Demerger Implementation Agreement is terminated in accordance with its terms before 8.00 am on the Second Court Date;

(b)	the Conditions are not satisfied or waived by the time required;

(c)	the Condition Subsequent is not satisfied by the End Date; or

(d)	the Effective Date has not occurred on or before the End Date,

Audeo Oncology’s obligations under this document will automatically terminate, unless Audeo Oncology and Alchemia otherwise agree in writing in accordance with the Demerger Implementation Agreement.

6897589/6	page 2

3.3	Consequences of termination

If this document is terminated under clause 3.2 then, in addition and without prejudice to any other rights, powers or remedies available to Scheme Shareholders:

(a)	Audeo Oncology is released from its obligations to further perform this document, except those obligations contained in clause 9; and

(b)	each Scheme Shareholder and Investor retains any rights, power or remedies it has against Audeo Oncology in respect of any breach of this document by Audeo Oncology which occurred before termination of this document.

4	Certificate in relation to conditions

Audeo Oncology must provide to the Court on the Second Court Date a certificate which is authorised by the board of Audeo Oncology and signed by at least one director of Audeo Oncology (or such other evidence as the Court may request) stating, to the best of its knowledge, whether or not the conditions precedent set out in clause 3.1 (other than clause 3.1(e)) of the Scheme have been satisfied or waived, subject to the terms of the Demerger Implementation Agreement as at 8.00 am on the Second Court Date.

5	Audeo Oncology obligations

5.1	Performance of obligations generally

Subject to clause 3, Audeo Oncology must comply with its obligations under the Demerger Implementation Agreement and must do all things necessary or desirable on its part to implement the Scheme.

5.2	Obligation to update Audeo Oncology Register

As soon as practicable after the Implementation Date, Audeo Oncology must enter, or procure the entry, into the Audeo Oncology Register of:

(a)	each Scheme Shareholder (other than Ineligible Foreign Shareholders) or CDN (as relevant) in respect of the Audeo Oncology Shares transferred to the relevant Scheme Shareholder or CDN (as relevant) under the Scheme;

(b)	each Scheme Shareholder (other than Ineligible Foreign Shareholders) in respect of the Audeo Oncology CDIs issued to the relevant Scheme Shareholder under the Scheme; and

(c)	the Sale Facility Agent, as nominee for and on behalf of, the Ineligible Foreign Shareholders, in respect of the Audeo Oncology Shares or Audeo Oncology CDIs to which those shareholders are entitled to under the Scheme.

6897589/6	page 3

5.3	Confirmation dispatch of holding statements and transaction confirmations

(a)	In accordance with clauses 4.6 and 4.7 of the Scheme, as soon as practicable after the Implementation Date, Audeo Oncology must send:

(i)	to Scheme Shareholders that are entitled to and elect to receive Audeo Oncology Shares, transaction confirmations for the Audeo Oncology Shares to which they are entitled;

(ii)	for Ineligible Foreign Shareholders:

(A)	to CDN, as the nominee for the Sale Facility Agent, transaction confirmations for the Audeo Oncology Shares which that Ineligible Foreign Shareholder would otherwise be entitled; and

(B)	to the Sale Facility Agent as nominee for the Ineligible Foreign Shareholders, holding statements for the Audeo Oncology CDIs to which that Ineligible Foreign Shareholder would otherwise be entitled; and

(iii)	for all other Scheme Shareholders:

(A)	to CDN as nominee for that Scheme Shareholder, transaction confirmations for the Audeo Oncology Shares to which that Scheme Shareholder would otherwise be entitled; and

(B)	to that Scheme Shareholder, holding statements for the Audeo Oncology CDIs to which that Scheme Shareholder would otherwise be entitled,

by prepaid post (in the case of holding statements) or first class post (in the case of transaction confirmations) to:

(iv)	in the case of Scheme Shareholders, their Registered Addresses, unless that Scheme Shareholder has directed otherwise, does not have a Registered Address or where Alchemia and Audeo Oncology believe that such Scheme Shareholder is not known at their Registered Address;

(v)	in the case of the Sale Facility Agent, the address notified to Alchemia by the Sale Facility Agent; and

(vi)	in the case of CDN, the address notified to Alchemia by CDN.

(b)	In the case of Scheme Shares held in joint names:

(i)	any share certificates for Audeo Oncology Shares or holding statements for Audeo Oncology CDIs to be issued to Scheme Shareholders will be issued in the names of the joint holders; and

(ii)	any cheque required to be paid to Ineligible Foreign Shareholders will be payable to the joint holders, and will be forwarded to the holder whose name appears first in the Alchemia Register as at the Scheme Record Date.

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(c)	This clause 5.3 does not apply to a Scheme Shareholder (other than Ineligible Foreign Shareholders) who does not have a Registered Address, or where Alchemia and Audeo Oncology believe that such Scheme Shareholder is not known at their Registered Address.

6	Audeo Oncology Warrants

Subject to the listing of Audeo Oncology on NASDAQ on or before 31 December 2012, Audeo Oncology must as soon as practicable after Audeo Oncology is admitted to NASDAQ:

(a)	issue to each Investor; and

(b)	register each Investor as the holder of,

the number of Audeo Oncology Warrants (based on each Audeo Oncology Warrant entitling the Investor to subscribe for an Audeo Oncology Share) calculated as follows:

where:

a = Audeo Oncology Warrants;

b = 50% of the aggregate subscription price for the First Tranche Shares and the Second Tranche Shares (if any) subscribed for by the Investor; and

c = 130% of the volume weighted average price of Audeo Oncology Warrants over the 60 trading days immediately following Listing.

7	Representations and warranties

Audeo Oncology represents and warrants that:

(a)	it is a company validly existing under the laws of Delaware, the United States;

(b)	it has the corporate power to enter into and perform its obligations under this document and to carry out the transactions contemplated by this document;

(c)	it has taken all necessary corporate action to authorise the entry into this document and has taken or will take all necessary corporate action to authorise the performance of this document and to carry out the transactions contemplated by this document;

(d)	this document is its valid and binding obligation enforceable in accordance with its terms; and

6897589/6	page 5

(e)	the Audeo Oncology Shares to be issued pursuant to the Scheme will be validly issued, fully paid and free from any mortgage, charge, lien, encumbrance or other security interest and will rank equally in all respects with all other Audeo Oncology Shares then on issue.

8	Continuing obligations

This document is irrevocable and, subject to clause 3, remains in full force and effect until:

(a)	Audeo Oncology has completely performed its obligations under this document and the Demerger Implementation Agreement; or

(b)	this document is terminated in accordance with clause 3,

whichever comes first.

9	Stamp duty

Audeo Oncology will:

(a)	pay all stamp duties and any related fines, interest and penalties in respect of or in connection with this document, the performance of this document and each transaction effected by or made or any instrument executed under this document or the Scheme, including the transfer of Scheme Shares under the Scheme; and

(b)	indemnify each Scheme Shareholder on demand against any liability arising from its failure to comply with clause 9(a).

10	Notices

10.1	General

Any notice, transfer, transmission, application, direction, demand, consent or other communication (Notice) given or made to Audeo Oncology under this document must be in writing in English and signed by the sender or a person duly authorised by the sender.

10.2	How to give a Notice

A Notice must be given to Audeo Oncology by being:

(a)	personally delivered;

(b)	left at Audeo Oncology’s current delivery address for notices;

(c)	sent to Audeo Oncology’s current postal address for notices by pre-paid ordinary mail or, if the address is outside Australia, by pre-paid airmail; or

(d)	sent by fax to Audeo Oncology’s current fax number for notices.

10.3	Particulars for delivery of Notices

The particulars for delivery of Notices to Audeo Oncology are:

6897589/6	page 6

Attention:	Tracie Ramsdale
Delivery address:	3 Hi Tech Court, Eight Mile Plains
Brisbane Queensland 4113
Postal address:	Same as delivery address
Fax:	+61 7 3340 0222

10.4	Communications by post

Subject to clause 10.6, a Notice is given if posted:

(a)	within Australia to an Australian postal address, three Business Days after posting; or

(b)	outside of Australia to an Australian postal address or within Australia to an address outside of Australia, ten Business Days after posting.

10.5	Communications by fax

Subject to clause 10.6, a Notice is given if sent by fax, when the sender’s fax machine produces a report that the fax was sent in full to the addressee. That report is conclusive evidence that the addressee received the fax in full at the time indicated on that report.

10.6	After hours communications

If a Notice is given:

(a)	after 5.00 pm in the place of receipt; or

(b)	on a day which is a Saturday, Sunday or bank or public holiday in the place of receipt,

it is taken as having been given at 9.00 am on the next day which is not a Saturday, Sunday or bank or public holiday in that place.

10.7	Process service

Any process or other document relating to litigation, administrative or arbitral proceedings relating to this document may be served by any method contemplated by this clause 10 or in accordance with any applicable law.

11	General

11.1	Waiver

Failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, power or remedy provided by law or under this document by any party will not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement of that or any other rights, power or remedy provided by law or under this document. A waiver is not valid or binding on the person granting that waiver unless made in writing.

6897589/6	page 7

11.2	Cumulative rights

The rights, powers and remedies of Audeo Oncology and of each Scheme Shareholder and Investor under this document are cumulative and do not exclude any other rights, powers or remedies provided by law or equity independently of this document.

11.3	Amendment

A provision of this document may not be varied unless:

(a)	if before the First Court Date, the variation is agreed to by Alchemia; or

(b)	if on or after the First Court Date, the variation is agreed to by Alchemia and the Court indicates that the variation would not of itself preclude approval of the Scheme,

in which event Audeo Oncology must enter into a further deed poll in favour of the Scheme Shareholders and Investors giving effect to that amendment.

11.4	Assignment

The rights and obligations of Audeo Oncology and of each Scheme Shareholder and Investor under this document are personal and must not be assigned, encumbered or otherwise dealt with at law or in equity and no person may attempt, or purport, to do so without the prior written consent of Audeo Oncology and Alchemia.

11.5	Severability

If the whole or any part of a provision of this document is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this document has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause 11.5 has no effect if the severance alters the basic nature of this document or is contrary to public policy.

11.6	Further assurances

Audeo Oncology will execute and deliver all documents and do all acts and things (on its own behalf and on behalf of each Scheme Shareholder and Investor) necessary or desirable to give full effect to this document and the transactions contemplated by it.

11.7	Governing law and jurisdiction

(a)	This document is governed by and is to be construed in accordance with the laws applicable in Queensland, Australia.

(b)	Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts exercising jurisdiction in Queensland, Australia, and any courts which have jurisdiction to hear appeals from any of those courts, and waives any right to object to any proceedings being brought in those courts.

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Schedule 1

a.	Each warrant entitles the holder to subscribe for a fully paid share of common stock of Audeo Oncology, Inc. (the “Company”) (a “Share”) upon exercise of the warrant and payment of the Exercise Price (defined below).

b.	Each warrant is exercisable for shares of common stock at an exercise price equal to 130% of the volume weighted average price of the Shares over the 60 trading days immediately following the listing of the Company on a recognised securities exchange (the “Exercise Price”), payable in full on exercise of the warrant.

c.	The warrants vest and are exercisable from the date that is six months after the date of the initial public offering of the Company (the “IPO Date”) until the date that is the later to occur of the following (the “Expiry Date”):

(i)	three years from IPO Date; and

(ii)	the earlier of:

(A)	six months from the date that the Company announces to the market the results for the primary end point of the Phase III clinical trial period for HA-Irinotecan in colorectal cancer; and

(B)	five years from the IPO Date.

Any warrant not exercised prior to the Expiry Date, automatically expires on the Expiry Date.

d.	The Company must give the holder of each warrant a certificate or holding statement including these warrant terms and stating:

(i)	the number of warrants issued to each holder;

(ii)	the Exercise Price of the warrants; and

(iii)	the date of issue of the warrants.

e.	Warrants may only be exercised by the delivery to the registered office of the Company or its share registry of a certificate in the form attached as annexure A to these warrant terms and a notice (the “Exercise Notice”) in writing stating the intention of the holder to:

(i)	exercise all or a specified number of warrants; and

(ii)	either pay the Exercise Price in cash for the exercise of each such warrant or elect a cashless exercise for the exercise of each such warrant.

f.	The Exercise Notice must be accompanied by the certificate or holding statement for the warrants being exercised, if not a cashless exercise, and a cheque made payable to the Company for the Exercise Price for the warrants being exercised.

g.	In lieu of paying the Exercise Price in cash for the exercise of each warrant, if the fair market value of one share of common stock is greater than the Exercise Price, the holder may elect a cashless exercise of the warrant.

h.	The warrants will be deemed to have been exercised on the date the Exercise Notice is received by the Company or the share registry.

i.	The Company will allot the Shares to which a holder is entitled following exercise of warrants and deliver a holding statement with respect to such Shares within the timeframe required by the listing rules of the exchange on which the Company is listed.

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j.	The exercise of only some portion of a warrant will not affect the rights of the holder to the balance of the warrants held by them.

k.	If the holder of the warrants exercises less than the total number of warrants registered in the holder’s name:

(i)	the holder of the warrants must surrender its warrant certificate, if one has been issued by the Company; and

(ii)	the Company must cancel the warrant and issue the holder of the warrants a new warrant or holding statement stating the remaining number of warrants held by the holder and stating the information set out in item (d) above.

l.	Warrants will not confer an entitlement to receive dividends declared and paid by the Company, nor an entitlement to vote at general meetings of the Company unless the holder of the warrants has exercised its warrants before the record date for determining these entitlements and participates as a result of holding Shares.

m.	Each Share issued on exercise of an warrant will:

(i)	rank equally in all respects (including, without limitation, rights relating to dividends) with other issued Shares;

(ii)	be issued credited as fully paid;

(iii)	be duly authorised and issued by all necessary corporate action; and

(iv)	be allotted and issued free from all liens, charges and encumbrances whether known about or not including statutory and other pre-emption rights and any transfer restrictions.

n.	The Company will apply to the exchange on which the Company is listed for official quotation of the Shares issued upon exercise of warrants within the time period required by the listing rules of the exchange on which the Company is listed.

o.	The warrants are not transferable without the prior written consent of the Company, which shall not be unreasonably withheld only where all warrants held by the holder are transferred to a related body corporate of the holder (or, in the case of a custodian of a fund, a custodian of a fund with the same manager), that:

(i)	the Company is satisfied (acting reasonably) is a permitted transferee under applicable securities law without additional disclosure or other regulatory requirements on either the transferor or the Company;

(ii)	has provided any written certification or other evidence of their sophisticated/professional/exempt investor status, reasonably requested by the Company; and

(iii)	has agreed in writing to be bound by these warrant terms (including, if required by the Company, delivering a certificate in the form attached as annexure A to these warrant terms on exercise of the warrants).

p.	A holder of warrants does not have the right to participate in bonus issues or new issues of securities offered to shareholders until Shares are allotted to the holder pursuant to the exercise of the relevant warrants.

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q.	After the listing of the Company on a securities exchange, and in the event of a reorganisation (including, without limitation, consolidation, sub-division, reduction or return) of the capital of the Company, the rights of the holders of warrants (including, without limitation, the number of warrants to which the warrant holder is entitled and the exercise price) will be changed (as appropriate) in accordance with the listing rules of the exchange on which the Company is listed applying to a reorganisation of capital at the time of the reorganisation.

r.	If after the listing of the Company on a securities exchange, the Company makes a pro rata issue (other than a bonus issue) to existing shareholders and no Shares have been issued in respect of the warrants before the record date for determining entitlements to the issue, the Exercise Price of each warrant will be reduced in the manner permitted by the listing rules of the exchange on which the Company is listed.

s.	If after the listing of the Company on a securities exchange, the Company makes a bonus issue to existing shareholders and no Share has been issued in respect of a warrant before the record date for determining entitlements to the issue, then the number of Shares over which that warrant is exercisable will be increased in the manner permitted by the listing rules of the exchange on which the Company is listed.

t.	The Company is entitled to treat the registered holder of a warrant as the absolute holder of that warrant and is not bound to recognise any equitable or other claim to, or interest in, that warrant on the part of any person other than the registered holder, except as ordered by a court of competent jurisdiction or as required by statute.

u.	If the Company is obliged to make a payment in respect of withholding tax in relation to the warrants, the Company must:

(i)	promptly pay any amount deducted to the appropriate governmental taxation authority;

(ii)	if requested by the warrant holder, within 30 days after that request, give to that warrant holder a copy of the relevant documentation evidencing the payment; and

(iii)	issue the warrant holder the net number of warrants after making the payment.

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Annexure A

Certificate for warrant holders

By executing this Investor Certificate in favour of Audeo Oncology, Inc. (the “Company”), the undersigned (“holder”) represents, warrants and covenants to the Company, and acknowledges that the Company is relying thereon, that:

(a)	if the YES box is checked, it is not a U.S. person and is not acquiring the securities for the benefit of any U.S. person;

YES   ☐    No  ☐

(b)	if the YES box is checked, it is an institutional “Accredited Investor” as defined in Rule 501(a)(1), (2) (3) or (7) under the U.S. Securities Act of 1933, as amended (the “1933 Act”);

YES   ☐    No  ☐

(c)	it understands that the shares of common stock of the Company (the “Shares”) to be issued upon exercise of the warrants (the “Warrants”) have not been (and will not be) registered under the 1933 Act or any applicable state securities laws, and that the contemplated issue of Shares is being made in reliance on a private placement exemption available under the 1933 Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the holder’s representations, warranties and covenants as expressed herein and the Company is under no obligation to register any subsequent proposed resale of the shares by the holder; and the holder agrees not to engage in hedging transactions with regard to such Shares unless in compliance with the Act:

(d)	it understands that the issue of Shares on exercise of a Warrant is not intended to be part of a public offering and that it will not be able to rely on the protection of Section 11 of the 1933 Act;

(e)	it is acquiring the Shares for its own account and not with a view to any resale, distribution or other disposition (to the extent possible) of the Shares in violation of U.S. federal or state securities laws, and it is not an underwriter with respect to the Shares within the meaning of Section 2(a) (11) of the 1933 Act;

(f)	it has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the issue of Shares on exercise of a Warrant with the Company’s management and has had access to such additional information, if any, concerning the Company as it has considered necessary or appropriate in connection with its investment decision to exercise the Warrants;

(g)	it is aware of the characteristics of the Shares, the risks relating to an investment therein and agrees that the holder must bear the economic risk of its investment in the Shares and the holder acknowledges that it can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment;

(h)	it alone, or with the assistance of its professional advisors, has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of the holder’s proposed investment in the Shares;

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(i)	it agrees that if it decides to sell or otherwise transfer (to the extent possible) any Shares, it will only do so only if the offer and sale (to the extent possible) of such Shares is (i) registered under the 1933 Act (which the holder acknowledges the Company has no obligation to do); (ii) made pursuant to an exemption from registration under the Act, or (iii) made in standard (regular way) brokered transactions on the exchange on which the Shares are listed, provided that such exchange is a “designated offshore securities market” as defined in Regulation S under the 1933 Act (“Regulation S”) (“Exchange”) in offshore transactions that qualifies for the exemption available under Regulation S where neither it nor any person acting on its behalf knows, or has reason to know, that the sale has been pre-arranged with, or that the purchaser is, a person in the United States;

(j)	it is not engaged in the business of distributing securities or, if it is, it agrees that it will not offer or sell in the United States (i) any Shares it acquires at any time or (ii) any ordinary shares of the Company that it may acquire other than as a result of exercising Warrants until one year after the relevant date of issue or transfer, except in either of cases (i) or (ii), in a transaction exempt from the registration requirements of the 1933 Act. Notwithstanding the foregoing, it may sell Shares in standard (regular way) brokered transactions on the Exchange in offshore transactions in accordance with Regulation S where neither it nor any person acting on its behalf knows, or has reason to know, that the sale has been pre-arranged with, or that the purchaser is, a person in the United States;

(k)	it understands that the Shares will constitute “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act and it will not deposit such Shares into any unrestricted depositary receipt facility established or maintained by a depositary bank unless and until such time as such Shares are no longer “restricted securities” within the meaning of Rule 144(a)(3) of the 1933 Act;

(l)	it is not acquiring the Shares as a result of any “general solicitation or general advertising” (as those terms are used in Regulation D under the 1933 Act), including, but not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the Internet or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising, and it has a pre-existing business relationship with the Company;

(m)	it is aware that (i) acquiring, holding and disposing (to the extent possible) of the Shares may have tax consequences under the laws of both Australia and the United States and (ii) it is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisors concerning investment in such securities;

(n)	if the holder is an employee benefit plan but is not an investor which is subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986 (the “Code”) or the fiduciary responsibility provisions of the U.S. Employee Retirement Security Act of 1974 (“ERISA”) (such an investor, a “Benefit Plan Investor”), the acquisition and holding of the Shares by the holder complies with all applicable laws governing the holder, is in accordance with the holder’s governing documents, and will not result in the assets of the Company being treated as the “plan assets” of the holder under applicable law;

(o)

if the holder is a Benefit Plan Investor, (i) the holder’s commitment to purchase the Shares does not, in the aggregate, constitute more than 10% of the fair market value of the holder’s assets, (ii) the acquisition and holding of the Shares by the holder complies with all applicable requirements of ERISA, the Code and other

6897589/6	page 13

applicable laws governing the holder and is in accordance with the holder’s governing documents, (iii) the acquisition and holding of the Shares by the holder either does not constitute a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or one or more statutory or administrative exemptions from the prohibited transaction rules of ERISA and the Code is applicable to such acquisition and holding and (iv) the holder agrees to provide to the Company, in writing, all additional information that the Company may reasonably request in order to avoid violations of any provision of ERISA and to determine whether the holder meets the suitability standards for ownership of the Shares; and

(p)	it agrees that the Warrants have been issued to it in satisfaction in full of Alchemia Limited’s or Alchemia Oncology Pty Ltd’s obligation (if any) to issue options to you under the subscription agreement between you and Alchemia Limited and Alchemia Oncology Pty Ltd dated on or about 5 November 2011.

Details of holder and authorised signatory

Holder:

Signature (authorised signatory):                                       Date:

Name:

Title:

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Schedule 2

Investors

1.	ABN AMRO CLEARING SYDNEY
2.	ANTIOCH INVESTMENTS AUSTRALIA
3.	ARMADA TRADING PTY LIMITED
4.	ASIA UNION INVESTMENTS
5.	AUST EXECUTOR TRUSTEES NSW LTD
6.	BERNE NO 132 NOMINEES PTY LTD
7.	BERNE NO 132 NOMINEES PTY LTD
8.	BERNE NO 132 NOMINEES PTY LTD
9.	BOUSSAL PTY LTD
10.	BRYLET PTY LIMITED
11.	C B C SECURITIES PTY LIMITED
12.	CAWDOR-CRAIGNISH PTY LTD
13.	CITICORP NOMINEES PTY LIMITED
14.	CLEM JONES PTY LTD
15.	CRAIMAR INVESTMENTS PTY
16.	DEHORS HOLDINGS PTY LTD
17.	DR BRIAN HARRY LOCKHART GIBSON
18.	DR SIAVASH ES’HAGHI &
19.	ELSCLIFF PTY LTD
20.	GILLILODGE PTY LIMITED
21.	GREENWICH STREET PTY LTD
22.	HARBURG NOMINEES PTY LTD
23.	HATTONGROVE PTY LTD
24.	HSBC CUSTODY NOMINEES
25.	HSBC CUSTODY NOMINEES (AUSTRALIA) LIMITED-GSCO ECA
26.	INDLETRAN PTY LIMITED
27.	J P MORGAN NOMINEES AUSTRALIA
28.	JAGEN PTY LTD
29.	JP MORGAN NOMINEES AUSTRALIA
30.	JULIBER PTY LTD
31.	LALIBER PTY LTD
32.	LITTLE OWL CAPITAL PTY LTD
33.	M E J C PTY LTD
34.	MAXIM SUPER FUND PTY LTD
35.	MISS JOSEPHINE MYRA LITTLE
36.	MITCHELLDANGAR PTY LTD
37.	MIZPOCHA PTY LTD
38.	MONTOYA PTY LTD
39.	MR ANDREW GEORGE MALUISH &
40.	MR ANTHONY STEPHEN WALL &
41.	MR BRIAN GERARD SHEAHAN
42.	MR CONSTANTINE CHRISTOFIDES &
43.	MR DALLAS JOHN WILLIAM ALLMAN
44.	MR DARREN JOHN THOMPSON &
45.	MR DAVID FREDERICK OAKLEY

6897589/6	page 15

46.	MR DEREK ROBERT MC COMBER &
47.	MR GREGORY WAYNE BROWN
48.	MR JAMES MARK STEPHANOS &
49.	MR JAMIE PHEROUS
50.	MR JOHN WIEN-SMITH
51.	MR LEGH DAVIS &
52.	MR MATTHEW EDWARD CLARKE
53.	MR NIGEL PAUL ST CLAIR EMSLIE
54.	MR PAUL ROSS NUTTER &
55.	MR PETER JAMES COLEMAN &
56.	MR PETER RONALD MORRISON &
57.	MR PHILIP ANDREW THICK
58.	MR PHILIP JOHN LEE &
59.	MR ROGER WILLIAM LEANING
60.	MR SCOTT WILLIAM DUGGAN &
61.	MR SCOTT WILLIAM POWER &
62.	MR SIMON PETER FERGUSON &
63.	MR THOMAS WILLIAM MAlchemiaEAN
64.	MRS FIONA RICHARDSON
65.	MRS GAIL IRENE WISSEMANN
66.	MRS KAREN GRETA MARTIN
67.	MRS LORRAINE DAWN HAYDEN
68.	MRS LOTTE KATRINA TURLEY
69.	MRS VIOLETA TODOROVA
70.	NATIONAL NOMINEES LIMITED
71.	NILIBER PTY LTD
72.	PAWGRIF PTY LTD
73.	PHILLIP ASSET MANAGEMENT LTD
74.	PINWILLOW PTY LTD
75.	PLANETTE THOROUGHBRED TRADING
76.	PLASMA EQUITIES RESEARCH PTY
77.	REDLICH SUPERANNUATION FUND
78.	RESHAPE PTY LTD
79.	ROSHERVILLE PTY LTD
80.	S G TURLEY NOMINEES PTY LTD
81.	T B I C PTY LTD
82.	THE TRUST COMPANY
83.	TIMBINA PTY LTD
84.	TRINA INVESTMENTS PTY LTD
85.	TROPICAL HARVEST PTY LTD
86.	UBS NOMINEES PTY LTD
87.	VANDALEX PTY LTD
88.	X F INVESTMENTS PTY LTD

6897589/6	page 16

Executed as a deed poll in Queensland, Australia.

Executed by Audeo Oncology, Inc.

/s/ Charles Walker
Signature

Charles Walker
by (print name)

Chief Financial Officer
its (print title)

6897589/6	page 17